EXHIBIT 16.1





(Paul  Rosenberg  Letterhead)



                                                              December 9, 1996

Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

RE:          Note  Bankers  of  America,  Inc.
     fka  General  Genetics  Corporation
     Commission  File  Number  0-12440

Ladies  and  Gentlemen:

I agree with the statements made by the above Registrant in Item 4 of its Current Report on Form 8-K/A Amendment No. 2 dated December 9, 1996.



                                   /S/  Paul  Rosenberg
                                   ------------------------
                                   PAUL  ROSENBERG,  C.P.A.